AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
30		See Block 16C	N/A
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C

10B. DATED (SEE ITEM 13) 02/16/2011
CODE 1377270		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐  is extended. ☐ is not extended
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 33-0903395
DUNS Number: 121785997
A. The purpose of this modification is to incorporate the following changes into the contract:
1. The first and second sentences in Article G.7. INDIRECT COST RATES of the contract are replaced with the following:
The following rates will be utilized for billing purposes during both the base period/CLIN 0001, Option 1/CLIN 0002, Option 2/CLIN 0003 and CLIN 0004 ONLY.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
MICHAEL D. ROGERS, CHIEF DEVELOPMENT OFFICER			ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Michael D. Rogers (Signature of person authorized to sign)		11/10/2015	/s/ Ethan J. Mueller (Signature of Contracting Officer)		11/12/2015
NSN 7540-01-152-8070    STANDARD FORM 30 (REV. 10-83)
Previous edition unusable    Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0030				PAGE OF
					2	2
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

FY 11 (Retroactive Adjustment base period/CLIN 0001 ONLY) - Fringe Benefits at [...***...]% and Indirect at [...***...]%.
FY 12 and 13 (Retroactive Adjustment and Billing, base period/CLIN 0001 ONLY and Billing, Option 1/CLIN 0002 and Option 2/CLIN 0003 Only) - Fringe Benefits at [...***...]% and Indirect at [...***...]%.
1/1/2015 through 6/30/2016 (Retroactive Adjustment Only, Option 1/CLIN 0002, Retroactive Adjustment and Billing, Option 2/CLIN 0003 and billing Only CLIN 0004) - Fringe Benefits at [...***...]% and Indirect at [...***...]%.
2. The total amount, scope and period of performance of all other CLIN(s) that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged.
B. This is a no cost bilateral modification. The total amount, scope and all other terms and conditions of the contract remain unchanged.
Period of Performance: 02/16/2011 to 10/31/2016

NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110